Exhibit 24
POWER OF ATTORNEY
     Know all persons by these presents, that I, Michael S. Albert, the undersigned, of Lexington, North Carolina, hereby make, constitute and appoint each of Robert F. Lowe and Monty J. Oliver, jointly and severally, my true and lawful attorney-in-fact for me and in my name, place and stead, giving under said person full and equal power to act in my name, place and stead, to do the following:
     (i) Execute for and behalf of myself, in my capacity as a director of LSB Bancshares, Inc. (The “Company”) the registration statement on Form S-4 and any amendments or supplements (including post-effective amendments or supplements) thereto (collectively, the “Registration Statement”), as may be filed in connection with the merger of FNB Financial Services Corporation with and into the Company (the “Merger”);
     (ii) Do and perform any and all acts for and on behalf of myself that may be necessary or desirable, as determined by such attorney-in-fact, to complete and execute the Registration Statement; complete and execute any amendments or supplements thereto; and file such forms with the United States Securities and Exchange Commission any other governmental or administrative authority, and/or any stock exchange or similar authority; and
      (iii) Take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be a benefit to, in the best interest of, and/or legally required by me.
     I hereby grant to each such attorney-in-fact full power and authority to do and perform every act which is required, necessary or proper to be done in the exercise of any of the rights and powers herein granted as I might or could do if personally present, with full power of substitution or revocation, and I hereby satisfy and confirm all that such attorney-in-fact, or such attorney-in-fact substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. Execution by the named attorney-in-fact alone shall be sufficient and shall be deemed my act in whatever capacity I might have so acted in my own right.
     This Power of Attorney shall remain in full and force and effect until the Merger is completed, unless earlier revoked by me in a signed writing delivered to the foregoing attorneys-in-fact
     This Power of Attorney is effective immediately and shall not be effected by my subsequent incapacity or mental incompetence.

Date: 4/23/07	Signature
	/s/ Michael S. Albert	(SEAL)
Michael S. Albert
STATE OF NORTH CAROLINA
COUNTY OF DAVIDSON
     On this the 23rd day of April, 2007, personally appeared before me the said named Michael S. Albert, known to me to be the person described in and who executed the foregoing instrument, and he acknowledged that he executed the same and, being duly sworn by me, made oath that the statements in the foregoing instrument are true and correct.

/s/ Denise S. Barnhardt Notary Public
My Commission Expires:
April 3, 2008
(SEAL)

POWER OF ATTORNEY
     Know all persons by these presents, that I, Leonard H. Beck, the undersigned, of Lexington, North Carolina, hereby make, constitute and appoint each of Robert F. Lowe and Monty J. Oliver, jointly and severally, my true and lawful attorney-in-fact for me and in my name, place and stead, giving under said person full and equal power to act in my name, place and stead, to do the following:
     (i) Execute for and behalf of myself, in my capacity as a director of LSB Bancshares, Inc. (the “Company”) the registration statement on Form S-4 and any amendments or supplements (including post-effective amendments or supplements) thereto (collectively, the “Registration Statement”), as may be filed in connection with the merger of FNB Financial Services Corporation with and into the Company (the “Merger”);
     (ii) Do and perform any and all acts for and on behalf of myself that may be necessary or desirable, as determined by such attorney-in-fact, to complete and execute the Registration Statement; complete and execute any amendments or supplements thereto; and file such forms with the United States Securities and Exchange Commission, say other governmental or administrative authority, and/or any stock exchange or similar authority; and
     (iii) Take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be a benefit to, in the best interest of, and/or legally required by me.
     I hereby grant to each such attorney-in-fact full power and authority to do and perform every act which is required, necessary or proper to be done in the exercise of any of the rights and powers herein granted as I might or could do if personally present, with full power of substitution or revocation, and I hereby ratify and confirm all that such attorney-in-fact, or such attorney-in-fact substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. Execution by the named attorney-in-fact alone shall be sufficient and shall be deemed my act in whatever capacity I might have so acted in my own right.
     This Power of Attorney shall remain in full and force and effect until the Merger is completed, unless earlier revoked by me in a signed writing delivered to the foregoing attorneys-in-fact.
     This Power of Attorney is effective immediately and shall not be effected by my subsequent incapacity or mental incompetence.

Date: 4/23/07	Signature:
	/s/ Leonard H. Beck	(SEAL)

Leonard H. Beck

STATE OF NORTH CAROLINA

COUNTY OF DAVIDSON
     On this the 23rd day of April, 2007, personally appeared before me the said named Leonard H. Beck, known to me to be the person described in and who executed the foregoing instrument, and he acknowledged that he executed the same and, being duly sworn by me, made oath that the statements in the foregoing instrument are true and correct.

/s/ Denise S. Barnhardt

Notary Public
My Commission Expires:

April 3, 2008

(SEAL)

POWER OF ATTORNEY
     Know all persons by these presents, that I, J. David Branch, the undersigned, of Winston-Salem, North Carolina, hereby make, constitute and appoint each of Robert F. Lowe and Monty J. Oliver, jointly and severally, my true and lawful attorney-in-fact for me and in my name, place and stead, giving under said person full and equal power to act in my name, place and stead, to do the following:
     (i) Execute for and behalf of myself, in my capacity as a director of LSB Bancshares, Inc. (the “Company”) the registration statement on Form S-4 and any amendments or supplements (including post-effective amendments or supplements) thereto (collectively, the “Registration Statement”), as may be filed in connection with the merger of FNB Financial Services Corporation with and into the Company (the “Merger”);
     (ii) Do and perform any and all acts for and on behalf of myself that may be necessary or desirable, as determined by such attorney-in-fact, to complete and execute the Registration Statement; complete and execute any amendments or supplements thereto; and file such forms wish the United States Securities and Exchange Commission, any other governmental or administrative authority, and/or any stock exchange or similar authority; and
     (iii) Take any other action of any type whatsoever in connection wish the foregoing which, in the opinion of such attorney-in-fact, may be a benefit to, in the best interest of, and/or legally required by me.
     I hereby grant to each such attorney-in-fact full power and authority to do and perform every act which is required, necessary or proper to be done in the exercise of any of the rights and powers herein granted as I might or could do if personally present, with full power of substitution or revocation, and I hereby ratify and confirm all that such attorney-in-fact, or such attorney-in-fact substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. Execution by the named attorney-in-feet alone shall be sufficient and shall be deemed my act in whatever capacity I might have so acted in my own right.
     This Power of Attorney shall remain in full and force and effect until the Merger is completed, unless earlier revoked by me in a signed writing delivered to the foregoing attorneys-in-fact.
     This Power of Attorney is effective immediately and shall not be effected by my subsequent incapacity or mental incompetence.

Date: 4/23/07	Signature:

	/s/ J. David Branch	(SEAL)

J. David Branch

STATE OF NORTH CAROLINA

COUNTY OF DAVIDSON
     On this the 23rd day of April, 2007, personally appeared me the said named J. David Branch, known to me to be the person described in and who executed the foregoing instrument, and he acknowledged that he executed the same and, being duly sworn by me, made oath that the statements in the foregoing instrument, are true and correct.

/s/ Denise S. Barnhardt

Notary Public

My Commission Expires:

April 3, 2008

(SEAL)

POWER OF ATTORNEY
     Know all persons by these presents, that I, Robert C. Clark, the undersigned, of Winston-Salem, North Carolina, hereby make, constitute and appoint each of Robert F. Lowe and Monty J. Oliver, jointly and severally, my true and lawful attorney-in-fact for me and in my name, place and stead, giving under said person full and equal power to act in my name, place and stead, to do the following:
     (i) Execute for and behalf of myself, in my capacity as a director of LSB Bancshares, Inc. (the “Company”) the registration statement on Form S-4 and any amendments or supplements (including post-effective amendments or supplements) thereto (collectively, the “Registration Statement”), as may be filed in connection with the merger of FNB Financial Services Corporation with and into the Company (the “Merger”);
     (ii) Do and perform any and all acts for and on behalf of myself that may be necessary or desirable, as determined by such attorney-in-fact, to complete and execute the Registration Statement; complete and execute any amendments or supplements thereto; and file such forms with the United States Securities and Exchange Commission, any other governmental or administrative authority, and/or any stock exchange or similar authority; and
     (iii) Take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be a benefit to, in the best interest of, and/or legally required by me.
     I hereby grant to each such attorney-in-fact full power and authority to do and perform every act which is required, necessary or proper to be done in the exercise of any of the rights and powers herein granted as I might or could do if personally present, with full power of substitution or revocation, and I hereby ratify and confirm all that such attorney-in-fact, or such attorney-in-fact substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. Execution by the named attorney-in-fact alone shall be sufficient and shall be deemed my act in whatever capacity I might have so acted in my own right.
     This Power of Attorney shall remain in full and force and effect until the Merger is completed, unless earlier revoked by me in a signed writing delivered to the foregoing attorneys-in-fact.
     This Power of Attorney is effective immediately and shall not be effected by my subsequent incapacity or mental incompetence.

Date: 4/23/07	Signature:
	/s/ Robert C. Clark	(SEAL)

Robert C. Clark

STATE OF NORTH CAROLINA

COUNTY OF DAVIDSON
     On this the 23rd day of April, 2007, personally appeared before me the said named Robert C. Clark, known to me to be person described in and who executed the foregoing instrument, and he acknowledged that he executed the same and, being duly sworn by me, made oath that the statements in the foregoing instrument are true and correct,

/s/ Denise S. Barnhardt

Notary Public

My Commission Expires:

April 3, 2008

(SEAL)

POWER OF ATTORNEY
     Know all persons by these presents, that I, Samuel R. Harris, undersigned, of Lexington, North Carolina, hereby make, constitute and appoint each of Robert F. Lowe and Monty J. Oliver, jointly and severally, my true and lawful attorney-in-fact for me and in my name, place and stead, giving under said person full and equal power to act in my name, place and stead, to do the following:
     (i) Execute for and behalf of myself, in my capacity as a director of LSB Bancshares, Inc. (the “Company”) the registration statement on Form S-4 and any amendments or supplements (including post-effective amendments or supplements) thereto (collectively, the “Registration Statement”), as may be filed in connection with the merger of FNB Financial Services Corporation with and into the Company (the “Merger”);
     (ii) Do and perform any and all acts for and on behalf of myself that may be necessary or desirable, as determined by such attorney-in-fact, to complete and execute the Registration Statement; complete and execute any amendments or supplements thereto; and file such forms with the United States Securities and Exchange Commission, any other governmental or administrative authority, and/or any stock exchange or similar authority; and
     (iii) Take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be a benefit to, in the best interest of, and/or legally required by me.
     I hereby grant to each such attorney-in-fact full power and authority to do and perform every act which is required, necessary or proper to be done in the exercise of any of the rights and powers herein granted as I might or could do if personally present, with full power of substitution or revocation, and I hereby ratify and confirm all that such attorney-in-fact, or such attorney-in-fact substitute or substitutes, shall lawfully do or cause to be done by. virtue of this Power of Attorney and the rights and powers herein granted Execution by the named attorney-in-fact alone shall be sufficient and shall be deemed my act in whatever capacity I might have so acted in ray own right.
     This Power of Attorney shall remain in full and force and effect until the Merger is completed, unless earlier revoked by me in a signed writing delivered to the foregoing attorneys-in-fact.
     This Power of Attorney is effective immediately and shall not be effected by my subsequent incapacity or mental incompetence.

Date: 4/23/07	Signature:

	/s/ Samuel R. Harris	(SEAL)

Samuel R. Harris

STATE OF NORTH CAROLINA

COUNTY OF DAVIDSON
     On this the 23rd day of April, 2007, personally appeared before me the said named Samuel R. Harris, Known to me to be the person described in and who executed the foregoing instrument, and he acknowledged that he executed the same and, being duly sworn by me, made oath that the statements in the foregoing instrument are true and correct.

/s/ Denise S. Barnhardt

Notary Public

My Commission Expires:

April 3, 2008

(SEAL)

POWER OF ATTORNEY
     Know all persons by these presents, that I, Mary E. Rittling, the undersigned, of Thomasville, North Carolina, hereby make, constitute and appoint each of Robert F, Lowe and Monty J. Oliver, jointly and severally, my true and lawful attorney-in-fact for me and in my name, place and stead, giving under said person full and equal power to act in my name, place and stead, to do the following:
     (i) Execute for and behalf of myself in my capacity as a director of LSB Bancshares, Inc. (the “Company”) the registration statement on Form S-4 and any amendments or supplements (including post-effective amendments or supplements) thereto (collectively, the “Registration Statement”), as may be filed in connection with the merger of FNB Financial Services Corporation with and into the Company (the “Merger”);
     (ii) Do and perform any and all acts for and on behalf of myself that may be necessary or desirable, as determined by such attorney-in-fact, to complete and execute the Registration Statement; complete and execute any amendments or supplements thereto; and file such forms with the United States Securities and Exchange Commission, any other governmental or administrative authority, and/or any stock exchange or similar authority; and
     (iii) Take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be a benefit to, in the best interest of, and/or legally required by me.
     I hereby grant to each such attorney-in-fact full power and authority to do and perform every act which is required, necessary or proper to be done in the exercise of any of the rights and powers herein granted as I might or could do if personally present, with full power of substitution or revocation, and I hereby ratify and confirm all that such attorney-in-fact, or such attorney-in-fact substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted Execution by the named attorney-in-fact alone shall be sufficient and shall be deemed ray act in whatever capacity I might have so acted in my own right.
     This Power of Attorney shall remain in full and force and effect until the Merger is completed, unless earlier revoked by me in a signed writing delivered to the foregoing attorneys-in-fact.
     This Power of Attorney is effective immediately and shall not be effected by my subsequent incapacity or mental incompetence.

Date: 4/23/07	Signature:

	/s/ Mary E. Rittling	(SEAL)

Mary E. Rittling

STATE OF NORTH CAROLINA

COUNTY OF DAVIDSON
     On this the 23rd day of April, 2007, personally appeared before me the said named Mary E. Rittling, Known to me to be the person described in and who executed the foregoing instrument, and he acknowledged that he executed the same and, being duly sworn by me, made oath that the statements in the foregoing instrument are true and correct.

/s/ Denise S. Barnhardt

Notary Public
My Commission Expires:

April 3, 2008

(SEAL)

POWER OF ATTORNEY
     Know all persons by these presents, that I, David A. Smith, the undersigned, of Lexington, North Carolina, hereby make, constitute and appoint each of Robert F. Lowe and Monty J. Oliver, jointly and severally, my true and lawful attorney-in-fact for me and in my name, place and stead, giving under said person full and equal power to act in my name, place and stead, to do the following:
     (i) Execute for and behalf of myself, in my capacity as a director of LSB Bancshares, Inc. (the “Company”) the registration statement on Form S-4 and any amendments or supplements (including post-effective amendments or supplements) thereto (collectively, the “Registration Statement”), as may be filed in connection with the merger of FNB Financial Services Corporation with and into the Company (the “Merger”);
     (ii) Do and perform any and all acts for and on behalf of myself that may be necessary or desirable, as determined by such attorney-in-fact, to complete and execute the Registration Statement; complete and execute any amendments or supplements thereto; and file such forms with the United States Securities and Exchange Commission, any other governmental or administrative authority, and/or any stock exchange or similar authority; and
     (iii) Take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be a benefit to, in the best interest of, and/or legally required by me.
     I hereby grant to each such attorney-in-fact full power and authority to do and perform every act which is required, necessary or proper to be done in the exercise of any of the rights and powers herein granted as I might or could do if personally present, with full power of substitution or revocation, and I hereby ratify and confirm all that such attorney-in-fact, or such attorney-in-fact substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. Execution by the named attorney-in-fact alone shall be sufficient and shall be deemed my act in whatever capacity I might have so acted in my own right.
     This Power of Attorney shall remain in full and force and effect until the Merger is completed, unless earlier revoked by me in a signed writing delivered to the foregoing attorneys-in-fact.
     This Power of Attorney is effective immediately and shall not be effected by my subsequent incapacity or mental incompetence.

Date: 4/24/07	Signature:

	/s/ David A. Smith	(SEAL)

David A. Smith

STATE OF NORTH CAROLINA

COUNTY OF Davidson
     On this the 24th day of April, 2007, personally appeared before me the said named David A. Smith, Known to me to be the person described in and who executed the foregoing instrument, and he acknowledged that he executed the same and, being duly sworn by me, made oath that the statements in the foregoing instrument are true and correct.

/s/ Denise S. Barnhardt

Notary Public
My Commission Expires:
April 3, 2008

(SEAL)

POWER OF ATTORNEY
     Know all persons by these presents, that I, Robert B. Smith, Jr., the undersigned, of Lexington, North Carolina, hereby make, constitute and appoint each of Robert F. Lowe and Monty J. Oliver, jointly and severally, my true and lawful attorney-in-fact for me and in my name, place and stead, giving under said person full and equal power to act in my name, place and stead, to do the following:
     (i) Execute for and behalf of myself, in my capacity as a director of LSB Bancshares, Inc. (the “Company”) the registration statement on Form S-4 and any amendments or supplements (including post-effective amendments or supplements) thereto (collectively, the “Registration Statement”), as may be filed in connection with the merger of FNB Financial Services Corporation with and into the Company (the “Merger”);
     (ii) Do and perform any and all acts for and on behalf of myself that may be necessary or desirable, as determined by such attorney-in-fact, to complete and execute the Registration Statement; complete and execute any amendments or supplements thereto; and file such forms with the United States Securities and Exchange Commission, any other governmental or administrative authority, and/or any stock exchange or similar authority; and
     (iii) Take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be a benefit to, in the best interest of, and/or legally required by me.
     I hereby grant to each such attorney-in-fact full power and authority to do and perform every act which is required, necessary or proper to be done in the exercise of any of the rights and powers herein granted as I might or could do if personally present, with full power of substitution or revocation, and I hereby ratify and confirm all that such attorney-in-fact, or such attorney-in-facts=s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. Execution by the named attorney-in-fact alone shall be sufficient and shall be deemed my act in whatever capacity I might have so acted in my own right.
     This Power of Attorney shall remain in full and force and effect until the Merger is completed, unless earlier revoked by me in a signed writing delivered to the foregoing attorneys-in-fact.
     This Power of Attorney is effective immediately and shall not be effected by my subsequent incapacity or mental incompetence.

Date: April 25, 2007	Signature:

	/s/ Robert B. Smith, Jr.	(SEAL)

Robert B. Smith, Jr.
STATE OF NORTH CAROLINA
COUNTY OF DAVIDSON
     On this the 25th day of April, 2007, personally appeared before me the said named, Robert B. Smith, Jr., known to me to be the person described in and who executed the foregoing instrument, and he acknowledged that he executed the same and, being duly sworn by me, made oath that the statements in the foregoing instrument are true and correct

/s/ Diane K. Beck

Notary Public

My Commission Expires:
NOV. 4, 2011

(SEAL)

POWER OF ATTORNEY
     Know all persons by these presents, that I, John W. Thomas III, the undersigned, of High Point, North Carolina, hereby make, constitute and appoint each of Robert F. Lowe and Monty J. Oliver, jointly and severally, my true and lawful attorney-in-fact for me and in my name, place and stead, giving under said person full and equal power to act in my name, place and stead, to do the following:
     (i) Execute for and behalf of myself, in my capacity as a director of LSB Bancshares, Inc. (the “Company”) the registration statement on Form S-4 and any amendments or supplements (including post-effective amendments or supplements) thereto (collectively, the “Registration Statement”), as may be filed in connection with the merger of FNB Financial Services Corporation with and into the Company (the “Merger”);
     (ii) Do and perform any and all acts for and on behalf of myself that may be necessary or desirable, as determined by such attorney-in-fact, to complete and execute the Registration Statement; complete and execute any amendments or supplements thereto; and file such form with the United States Securities and Exchange Commission, any other governmental or administrative authority, and/or any stock exchange or similar authority; and
      (iii) Take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be a benefit to, in the best interest of and/or legally required by me.
     I hereby grant to each such attorney-in-fact fall power and authority to do and perform every act which is required, necessary or proper to be done in the exercise of any of the rights and powers herein granted as I might or could do if personally present, with full power of substitution or revocation, and I hereby ratify and confirm all that such attorney-in-fact, or such attorney-in-fact substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. Execution by the named attorney-in-fact alone shall be sufficient and shall be deemed my act in whatever capacity I might have so acted in my own right.
     This Power of Attorney shall remain in full and force and effect until the Merger is completed, unless earlier revoked by me in a signed writing delivered to the foregoing attorneys- in-fact.
     This Power of Attorney is effective immediately and shall not be effected by my subsequent incapacity or mental incompetence.

Date: 4/23/07	Signature:

	/s/ John W. Thomas III	(SEAL)

John W. Thomas III

STATE OF NORTH CAROLINA

COUNTY OF DAVIDSON
     On this the 23rd day of April 2007, personally appeared before me the said named John W. Thomas III known to me to be the person described in and who executed the foregoing instrument, and he acknowledged that he executed the same and, being duly sworn by me, made oath that the statements in the foregoing instrument are true and correct.

/s/ Denise S. Barnhardt

Notary Public
My Commission Expires:

April 3, 2008

(SEAL)

POWER OF ATTORNEY
     Know all persons by these presents, that I, John F. Watts , the undersigned, of Germanton, North Carolina, hereby make, constitute and appoint each of Robert F. Lowe and Monty J. Oliver, jointly and severally, my true and lawful attorney-in-fact for me and in my name, place and stead, giving under said person full and equal power to act in my name, place and stead, to do the following:
     (i) Execute for and behalf of myself, in my capacity as a director of LSB Bancshares, Inc. (the “Company”) the registration statement on Form S-4 and any amendments or supplements (including post-effective amendments or supplements) thereto (collectively, the “Registration Statement”), as may be filed in connection with the merger of FNB Financial Services Corporation with and into the Company (the “Merger”);
     (ii) Do and perform any and all acts for and on behalf of myself that may be necessary or desirable, as determined by such attorney-in-fact, to complete and execute the Registration Statement; complete and execute any amendments or supplements thereto; and file such forms with the United States Securities and Exchange Commission, any other governmental or administrative authority, and/or any stock exchange or similar authority; and
     (iii) Take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be a benefit to, in the best interest of, and/or legally required by me.
     I hereby grant to each such attorney-in-fact full power and authority to do and perform every act which is required, necessary or proper to be done in the exercise of any of the rights and powers herein granted as I might or could do if personally present, with fall power of substitution or revocation, and I hereby ratify and confirm all that such attorney-in-fact, or such attorney-in-fact substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. Execution by the named attorney-in-feat alone shall be sufficient and shall be deemed my act in whatever capacity I might have so acted in my own right.
     This Power of Attorney shall remain in full and force and effect until the Merger is completed, unless earlier revoked by me in a signed writing delivered to the foregoing attorneys-in-fact.
     This Power of Attorney is effective immediately and shall not be effected by my subsequent incapacity or mental incompetence.

Date: 4/23/07	Signatures:

	/s/ John F. Watts	(SEAL)

John F. Watts

STATE OF NORTH CAROLINA

COUNTRY OF DAVIDSON
     On this 23rd day of April, 2007, personally appeared before me the said named John F. Watts, known to me to be the person described in and who executed the foregoing instrument, and he acknowledged that he executed the same and, being duly sworn by me, made oath that the statements in the foregoing instrument are true and correct.

/s/ Denise S. Barnhardt

My Commission Expires:	Notary Public

April 3, 2008

(SEAL)

POWER OF ATTORNEY
     Know all persons by these presents, that I, G. Alfred Webster, the undersigned, of High Point, North Carolina, hereby make, constitute and appoint each of Robert F. Lowe and Monty J. Oliver, jointly and severally, my true and lawful attorney-in-fact for me and in my name, place and stead, giving under said person full and equal power to act in my name, place and stead, to do the following:
     (i) Execute for and behalf of myself, in my capacity as a director of LSB Bancshares, Inc. (the “Company”) the registration statement on Form S-4 and any amendments or supplements (including post-effective amendments or supplements) thereto (collectively, the “Registration Statement”), as may be filed in connection with the merger of FNB Financial Services Corporation with and into the Company (the “Merger”);
     (ii) Do and perform any and all acts for and on behalf of myself that may be necessary or desirable, as determined by such attorney-in-fact, to complete and execute the Registration Statement; complete and execute any amendments or supplements thereto; and file such forms with the United States Securities and Exchange Commission, any other governmental or administrative authority, and/or any stock exchange or similar authority; and
     (iii) Take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be a benefit to, in the best interest of, and/or legally required by me.
     I hereby grant to each such attorney-in-fact full power and authority to do and perform every act which is required, necessary or proper to be done in the exercise of any of the rights and powers herein granted as I might or could do if personally present, with full power of substitution or revocation, and I hereby ratify and confirm all that such attorney-in-fact, or such attorney-in-fact substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. Execution by the named attorney-in-fact alone shall be sufficient and shall be deemed my act in whatever capacity I might have so acted in my own right.
     This Power of Attorney shall remain in full and force and effect until the Merger is completed, unless earlier revoked by me in a signed writing delivered to the foregoing attorneys-in-fact.
     This Power of Attorney is effective immediately and shall not be effected by my subsequent incapacity or mental incompetence.

Date: 4/24/07	Signature:

	/s/ G. Alfred Webster	(SEAL)

G. Alfred Webster

STATE OF NORTH CAROLINA

COUNTY OF DAVIDSON
     On this the 24th day of April,  2007, personally appeared before me the said named G. Alfred Webster, known to me to be the person described in and who executed the foregoing instrument, and he acknowledged that he executed the same and, being duly sworn by me, made oath that the statements in the foregoing instrument are true and correct.

/s/ Denis S. Barnhardt

Notary Public

My Commission Expires:

April 3, 2008

(SEAL)

POWER OF ATTORNEY
     Know all persons by these presents, that I, Julius S. Young, Jr. the undersigned, of Lexington, North Carolina, hereby make, constitute and appoint each of Robert F. Lowe and Monty J. Oliver, jointly and severally, my true and lawful attorney-in-fact for me and in my name, place and stead, giving under said person full and equal power to act in my name, place and stead, to do the following:
     (i) Execute for and behalf of myself, in my capacity as a director of LSB Bancshares, Inc. (the “Company”) the registration statement on Form S-4 and any amendments or supplements (including post-effective amendments or supplements) thereto (collectively, the “Registration Statement”), as may be filed in connection with the merger of FNB Financial Services Corporation with and into the Company (the “Merger”);
     (ii) Do and perform any and all acts for and on behalf of myself that may be necessary or desirable, as determined by such attorney-in-fact, to complete and execute the Registration Statement; complete and execute any amendments or supplements thereto; and file such forms with the United States Securities and Exchange Commission, any other governmental or administrative authority, and/or any stock exchange or similar authority; and
     (iii) Take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be a benefit to, in the best interest of, and/or legally required by me.
     I hereby grant to each such attorney-in-fact full power and authority to do and perform every act which is required, necessary or proper to be done in the exercise of any of the rights and powers herein granted as I might or could do if personally present, with full power of substitution or revocation, and I hereby ratify and confirm all that such attorney-in-fact, or such attorney-in-fact substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. Execution by the named attorney-in-fact alone shall be sufficient and shall be deemed my act in whatever capacity I might have so acted in my own right.
     This Power of Attorney shall remain in full and force and effect until the Merger is completed, unless earlier revoked by me in a signed writing delivered to the foregoing attorneys-in-fact.
     This Power of Attorney is effective immediately and shall not be effected by my subsequent incapacity or mental incompetence.

Date: 4/23/07	Signature:

	/s/ Julius S. Young, Jr.	(SEAL)

Julius S. Young, Jr.

STATE OF NORTH CAROLINA

COUNTY OF DAVIDSON

     On this the 23rd day of April, 2007, personally appeared before me the said named Julius S. Young, Jr. known to me to be the person described in and who executed the foregoing instrument and he acknowledged that he executed the same and, being duly sworn by me, made oath that the statements in the foregoing instrument are true and correct.

/s/ Denise S. Barnhardt

Notary Public

My Commission Expires:

4/3/08

(SEAL)